                                  EXHIBIT 10.15

         FOURTH AMENDMENT OF AMENDED AND RESTATED LOAN AGREEMENT BETWEEN
    BULL RUN CORPORATION AND BANK OF AMERICA, N.A. (F/K/A NATIONSBANK, N.A.),
                           DATED AS OF AUGUST 23, 1999

             FOURTH AMENDMENT OF AMENDED AND RESTATED LOAN AGREEMENT

         THIS AMENDMENT is made as of this 23rd day of August, 1999, by and between BULL RUN CORPORATION, a Georgia corporation ("Borrower"), and BANK OF AMERICA, N.A. (F/K/A NATIONSBANK, N.A.) ("Lender").

                                    RECITALS

          WHEREAS, Lender and Borrower are parties to that certain Amended and Restated Loan Agreement, dated as of March 20, 1998 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), pursuant to which Lender has agreed to make one or more loans from time to time to the Borrower in accordance with the terms and conditions thereof; and

          WHEREAS, the parties desire to modify the Loan Agreement in certain respects in accordance with the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and Lender do hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement as amended hereby (except as otherwise expressly defined or limited herein) and do hereby further agree as follows:

          AMENDMENT OF LOAN AGREEMENT. Subject to the fulfillment of the conditions precedent to the effectiveness of this Amendment which are set forth below, Section 1.1 of the Loan Agreement is hereby amended by deleting from
Section 1.1 the terms "Fourth Term Loan Maturity Date" and "Third Term Loan Maturity Date" and by substituting in lieu thereof the following new definitions of such terms:

                   "Fourth Term Loan Maturity Date" shall mean November 24, 1999 (as such date may be extended, accelerated or amended from time to time pursuant to this Agreement).

                   "Third Term Loan Maturity Date" shall mean November 24, 1999 (as such date may be extended, accelerated or amended from time to time pursuant to this Agreement).

          NO OTHER AMENDMENTS. Except for the amendments expressly set forth and referred to in Section 1 above, the Loan Agreement shall remain unchanged and in full force and effect. Nothing in this Amendment or any of the other Supplemental Credit Documents (as defined below) is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection or continuity of Lender's security interests in, security titles to or other Liens on any Collateral for the Obligations.

          REPRESENTATIONS AND WARRANTIES. To induce Lender to enter into this Amendment, the Borrower does hereby warrant, represent and covenant to Lender that: (a) each representation or warranty of the Borrower set forth in the Loan Agreement is hereby restated and reaffirmed as true and correct on and as of the date hereof as if such representation or warranty were made on and as of the date hereof (except to the extent that any such representation or warranty expressly relates to a prior specific date or period), and no Default or Event of Default has occurred and is continuing as of this date under the Loan Agreement as amended by this Amendment; and (b) each of the Borrower, Datasouth, the Partnership and the Purchaser has the power and is duly authorized to enter into, deliver and perform the Supplemental Credit Documents to which it is a party, and each of the Supplemental Credit Documents is the legal, valid and binding obligation of each Credit Party enforceable against such Credit Party in accordance with its terms.

          REIMBURSEMENT OF COSTS AND EXPENSES. The Borrower hereby agrees to reimburse Lender on demand for all costs (including reasonable attorneys' fees) incurred by Lender in negotiating, documenting and consummating this Amendment, the other documents referred to herein, and the transactions contemplated hereby and thereby.

          CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AMENDMENT. The effectiveness of this Amendment and the amendments provided in Section 1 above are subject to the truth and accuracy in all material respects of the representations and warranties of the Borrower contained in Section 3 above and the receipt by Lender of one or more duly executed counterparts of this Amendment.

          REFERENCE TO AND EFFECT ON THE CREDIT DOCUMENTS. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Credit Documents to "the Loan Agreement," "thereunder," "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.

          COUNTERPARTS. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

           GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Georgia applicable to contracts made and performed in such state.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year specified at the beginning hereof.


                                             BORROWER:

                                             BULL RUN CORPORATION


                                             By: /s/ FREDERICK J. ERICKSON
                                                 -------------------------------
                                             Name: Frederick J. Erickson
                                             Title: VP - Finance




                                             LENDER:

                                             BANK OF AMERICA, N.A.
                                             (F/K/A NATIONSBANK, N.A.)

                                             By: /s/ DAVID B. JACKSON
                                                 -------------------------------
                                             Name: David B. Jackson
                                             Title: Senior Vice President